SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: February 11, 2003

                             MEDIABUS NETWORKS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         FLORIDA                     000-3149                 65-0832987
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)


755 WEST BIG BEAVER, SUITE 1700, TROY, MICHIGAN                  48084
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(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:          (248) 269-9600
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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

     On February 11, 2003, John W. Burcham II, Craig A. Vanderburg and James E. Baiers (collectively, the "SHAREHOLDERS") acquired, in the aggregate, 84,749,790 shares of common stock of MediaBus Networks, Inc., a Florida corporation ("MEDIABUS"), pursuant to that certain Merger Agreement (the "MERGER AGREEMENT"), dated February 11, 2003, among MediaBus, Presidion Acquisition Sub, Inc., a Florida corporation and wholly-owned subsidiary of MediaBus ("ACQUISITION SUB"), Presidion Solutions, Inc., a Florida corporation ("PRESIDION"), the Shareholders and Kenneth O. Lipscomb ("LIPSCOMB"). In consideration of the merger, MediaBus issued 84,749,790 shares of common stock of MediaBus to the Shareholders in exchange for all of the common stock of Presidion. The Shareholders own approximately 87.50% of the voting securities of MediaBus pursuant to the merger.

     Simultaneous with the execution of the Merger Agreement, John W. Burcham II, Craig A. Vanderburg and James E. Baiers were appointed as directors of
MediaBus and Lipscomb resigned as an officer and director of MediaBus. The biographies of Messrs. Burcham, Vanderburg and Baiers are listed below.

     CRAIG VANDERBURG is a co-founder of Presidion Solutions and its President/CEO. Mr. Vanderburg served two terms on the Board of Directors for the National Association of Professional Employer Organizations ("NAPEO"), and is a past president of the Midwest chapter. Mr. Vanderburg has served on NAPEO's Accounting Practices Committee for seven years and held the position of Chair during 1996 and 1997. This committee was responsible for the creation of current accounting standards and ratio analysis performed on the industry. Prior to his duties at Presidion, Mr. Vanderburg was founder and President/CEO of the Genesys Group, based in Troy, Michigan. Genesys was started in 1992 and grew to become the second largest PEO in Michigan and one of the states top 200 private businesses. In December 1999, Mr. Vanderburg sold Genesys to one of the nations largest PEO's. In addition to his PEO responsibilities, Mr. Vanderburg is a member of the Greater Detroit Chapter of Young Presidents Organization. Mr. Vanderburg also holds the industry certification of Certified Professional Employer Specialist.

     JOHN BURCHAM is a co-founder of Presidion Solutions and Chairman of the Board. Mr. Burcham is responsible for strategic development and growth and has been involved in the PEO industry since 1986. Mr. Burcham has extensively evaluated PEO's and has completed several mergers, acquisitions and strategic alliances for affinity products. Prior to his responsibilities at Presidion, Mr. Burcham was founder and Chairman/CEO of National Human Resource Committee, Inc., which was sold to a national PEO in 1999, where Mr. Burcham served as Executive Vice President for Mergers and Acquisitions and Corporate Development Activities.

     JAMES BAIERS serves as Executive Vice President and General Counsel of Presidion Solutions. Mr. Baiers has a B.B.A., magna cum laude, from Western Michigan University and received his Juris Doctor, summa cum laude, from Detroit College of Law in 1979. Mr. Baiers was a partner and litigation practice group leader for a major Detroit law firm until 1997. Since that time, Mr. Baiers has been counsel for two major Michigan based PEOs. Mr. Baiers is a member of the Michigan State Bar and is very active in the legal community, having been a member of the Michigan Attorney Discipline Board, the Michigan State Bar Grievance Committee and a trustee of the Detroit Metropolitan Bar Foundation.


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On February 12, 2003, MediaBus entered into a Merger Agreement among Acquisition Sub, Presidion, the Shareholders and Lipscomb. Pursuant to the Merger Agreement, Acquisition Sub was merged with and into Presidion, which is the surviving corporation and will continue its corporate existence under the laws of the state of Florida as a wholly-owned subsidiary of MediaBus. In consideration of the merger, MediaBus will issue 84,749,790 shares of common stock of MediaBus to the Shareholders in exchange for all of the common stock of Presidion.

     Presidion was founded in 2001 with a vision to transform the Professional Employer Organization ("PEO") industry from traditional human resources outsourcing into a high value-added business partner that enables its clients to maximize their businesses. Since inception, the company has grown dramatically through strategic acquisitions into one of the largest competitors in its industry. Presidion currently serves more than 3,500 clients with more than 40,000 worksite employees. The company's strategy is to continue to grow its PEO operations through organic sales and targeted acquisitions while expanding its service offerings to existing and new clients. Presidion is an industry leader in the application of today's best and most relevant technologies while maximizing its positive impact both internally and externally. Presidion has an ongoing commitment to understanding its customers' business support requirements and focusing at building relationships through dedicated customer service.

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ITEM 9.    REGULATION F-D DISCLOSURE

     On February 12, 2003, MediaBus and Presidion entered into a Securities Purchase Agreement with Mercator Momentum Fund, LP, Mercator Focus Fund, LP and Mercator Momentum Fund III, LP, with respect to the sale of convertible debentures of MediaBus and Presidion in the principal amount of $2 million.


ITEM 7.    EXHIBITS

Exhibit 99.1 Merger Agreement, dated February 11, 2003, by and among MediaBus Networks, Inc., Presidion Acquisition Sub, Inc., Presidion Solutions, Inc., the shareholders of Presidion Solutions, Inc. and Kenneth O. Lipscomb.

Exhibit 99.2 Securities Purchase Agreement, dated February 12, 2003, by and among MediaBus Networks, Inc., Presidion Solutions, Inc., Mercator Momentum Fund LP, Mercator Momentum Fund III, LP and Mercator Focus Fund, LP.

Exhibit 99.3 Registration Rights Agreement, dated February 12, 2003, by and among Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Mercator Focus Fund, LP and MediaBus Network, Inc.

Exhibit 99.4 Presidion Solutions, Inc. and MediaBus Network, Inc. 6.5% Secured Convertible Debenture, dated February 12, 2003 in the principal amount of $1,560,000 payable to Mercator Focus Fund, LP.

Exhibit 99.5 Presidion Solutions, Inc. and MediaBus Networks, Inc. 6.5% Secured Convertible Debenture, dated February 12, 2003 in the principal amount of $240,000 payable to Mercator Momentum Fund, LP.

Exhibit 99.6 Presidion Solutions, Inc. and MediaBus Networks, Inc. 6.5% Secured Convertible Debenture, dated February 12, 2003 in the principal amount of $200,000 payable to Mercator Momentum Fund III, LP.

Exhibit 99.7 Stock Purchase Warrant, dated February 12, 2003, issued to Mercator Momentum Fund, LP.

Exhibit 99.8    Pledge  Agreement,  dated  February 12, 2003, by John W. Burcham
                II.

Exhibit 99.9    Pledge   Agreement,   dated  February  12,  2003,  by  Craig  A.
                Vanderburg.

Exhibit 99.10   Pledge Agreement, dated February 12, 2003, by James E. Baiers.

Exhibit 99.11 Payment Guaranty, dated February 11, 2003, by Presidion Solutions, Inc. in favor of Mercator Advisory Group, LLC, acting as agent for Mercator Momentum Fund, LP and Mercator Focus Fund, LP.

Exhibit 99.12 Payment Guaranty, dated February 11, 2003, by John W. Burcham II in favor of Mercator Advisory Group, LLC, acting as agent for Mercator Momentum Fund, LP and Mercator Focus Fund, LP.

Exhibit 99.13 Payment Guaranty, dated February 11, 2003, by Craig A. Vanderburg in favor of Mercator Advisory Group, LLC, acting as agent for Mercator Momentum Fund, LP and Mercator Focus Fund, LP.

Exhibit 99.14 Payment Guaranty, dated February 11, 2003, by James E. Baiers in favor of Mercator Advisory Group, LLC, acting as agent for Mercator Momentum Fund, LP and Mercator Focus Fund, LP.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MEDIABUS NETWORKS, INC.



Date:  February 26, 2003              By: /S/ CRAIG A. VANDERBURG
                                          ----------------------------------
                                      Name:   Craig A. Vanderburg
                                      Its:    President

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